Summary Prospectus Supplement	April 30, 2021

Putnam Focused Equity Fund
Summary Prospectus dated December 30, 2020

Effective April 30, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2020
Josh Fillman, Portfolio Manager, Analyst, portfolio manager of the fund since 2021
Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2020

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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